Exhibit 10.8

AMENDMENT NO. 6 TO CREDIT AGREEMENT, dated as of November 26, 2024 (this “Amendment”), by and among STUBHUB HOLDCO SUB, LLC, a Delaware limited liability company (the “Borrower”), STUBHUB HOLDINGS, INC., a Delaware corporation (“Holdings”) and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as a Revolving Credit Lender and L/C Issuer, which amends the Credit Agreement dated as of February 13, 2020 (as amended prior to the date hereof, including pursuant to that certain Incremental Facility Amendment No. 1, dated as of August 24, 2020, that certain Refinancing Amendment No. 2 to Credit Agreement, dated as of July 26, 2021, that certain Amendment No. 3 to Credit Agreement, dated as of March 13, 2023, that certain Amendment No. 4 to Credit Agreement, dated as of March 15, 2024 and that certain Amendment No. 5 to Credit Agreement, dated as of June 27, 2024, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrower, Holdings, each L/C Issuer and Lender from time to time party thereto, the Administrative Agent and JPMCB as Collateral Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

WHEREAS, the Borrower has requested to increase the Letter of Credit Sublimit from $30.0 million to $50.0 million;

WHEREAS, subject to the terms and conditions of the Credit Agreement, and pursuant to Section 10.01 of the Credit Agreement, JPMCB, in its capacity as a Revolving Credit Lender and L/C Issuer, has agreed to (x) increase the Letter of Credit Sublimit from $30.0 million to $50.0 million and (y) to increase its individual L/C Issuer Sublimit from $30.0 million to $50.0 million;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. [Reserved].

Section 2. Amendments to the Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment No. 6 Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms in appropriate alphabetical order:

“Amendment No. 6” means that certain Amendment No. 6 to Credit Agreement, dated as of the Amendment No. 6 Effective Date, by and among the Borrower, Holdings, the Administrative Agent and JPMCB, as Revolving Lender and L/C Issuer.

“Amendment No. 6 Effective Date” has the meaning set forth in Amendment No. 6.

(b) The definition of “L/C Issuer Sublimit” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“L/C Issuer Sublimit” means (i) with respect to JPMCB, on the Amendment No. 6 Effective Date, $50.0 million; provided that, upon the effectiveness of any Amendment No. 5 Incremental Revolving Commitment Increase, JPMCB’s L/C Issuer Sublimit shall be the sum of (x) $30.0 million and (y) the amount of JPMCB’s Letter of Credit Sublimit Increase provided pursuant to the terms of Amendment No. 5 and (ii) with respect to any other L/C Issuer, such amount as may be determined in accordance with Amendment No. 5 or as otherwise mutually agreed between the Borrower and such L/C Issuer and notified in writing to the Administrative Agent by such parties.

(c) The definition of “Letter of Credit Sublimit” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $50.0 million and (b) the aggregate amount of the Revolving Credit Commitments; provided that such amount may be increased in connection with any Amendment No. 5 Incremental Revolving Commitment Increase by the amount of L/C Issuer Sublimits provided by any Incremental Revolving Credit Lender, in each case, on the terms, and subject to the conditions set forth in Amendment No. 5.

(d) The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding “and (xvi) Amendment No. 6” immediately after clause (xv) of such definition and immediately prior to “, in each case as amended”.

Section 3. Representations and Warranties. The Borrower hereby represents and warrants that as of the Amendment No. 6 Effective Date, after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

Section 4. Amendment No. 6 Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment No. 6 Effective Date”) that the Administrative Agent shall have received from (i) Holdings, (ii) the Borrower, (iii) JPMCB, in its capacities as a Revolving Lender and L/C Issuer and (iv) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

Section 5. [Reserved].

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of an original executed counterpart hereof. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect and each of Holdings and the Borrower, on behalf of itself and each other Loan Party, hereto reaffirms its obligations under the Loan Documents to which each is party and the grant of its Liens on the Collateral made by it pursuant to the Collateral Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement, and from and after the Amendment No. 6 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. Each of Holdings and the Borrower hereby consents to this Amendment and confirms that all of its obligations under the Loan Documents to which it is a party shall continue to apply to the Amended Credit Agreement.

Section 9. Amendment; Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted under Section 10.01 of the Credit Agreement.

Section 10. Governing Law; Jurisdiction; Consent to Service of Process, Etc.

(a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES THAT SECTIONS 10.08, 10.12, 10.13, 10.16 and 10.17 OF THE CREDIT AGREEMENT APPLY AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

Section 11. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

STUBHUB HOLDCO SUB, LLC, as the Borrower

By:	/s/ Mark Streams
	Name:	Mark Streams
	Title:	President

STUBHUB HOLDINGS, INC. as Holdings

By:	/s/ Mark Streams
	Name:	Mark Streams
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Revolving Credit Lender and L/C Issuer

By:	/s/ Lauren Shake
	Name:	Lauren Shake
	Title:	Authorized Officer